As filed with the Securities and Exchange Commission on February 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 – December 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

Auxier Focus Fund

Semi-Annual Report

December 31, 2010
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

AUXIER FOCUS FUND
PERFORMANCE UPDATE
December 31, 2010
AUXFX  (AUXIER FOCUS FUND INVESTOR SHARES) RETURNS VS. S&P 500 INDEX
	Auxier Focus Fund (the “Fund”)	S&P 500 Index	Difference*
09/30/10 – 12/31/10	5.30%	10.76%	-5.46
12/31/09 – 12/31/10	10.10%	15.06%	-4.96
12/31/08 – 12/31/09	24.76%	26.46%	-1.70
12/31/07 – 12/31/08	-24.52%	-37.00%	12.48
12/31/06 – 12/31/07	5.71%	5.49%	0.22
12/31/05 – 12/31/06	11.75%	15.79%	-4.04
12/31/04 – 12/31/05	4.58%	4.91%	-0.33
12/31/03 – 12/31/04	10.73%	10.87%	-0.14
12/31/02 – 12/31/03	26.75%	28.69%	-1.94
12/31/01 – 12/31/02	-6.79%	-22.10%	15.31
12/31/00 – 12/31/01	12.67%	-11.88%	24.55
12/31/99 – 12/31/00	4.05%	-9.10%	13.15
Since Inception 7/9/99 (Cumulative)	102.22%	10.15%	92.07 * in percentage points

Average Annual Returns for the period ended 12/31/2010	1 Year	3 Year	5 Year	10 Year	Since Inception (7/9/99)
Auxier Focus Fund (Investor Shares)	10.10%	1.21%	4.14%	6.56%	6.33%
S&P 500 Index	15.06%	-2.86%	2.29%	1.41%	0.85%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.25%. The Fund’s adviser has contractually agreed to maintain annual operating expenses at 1.25%, which is in effect until October 31, 2011.  The Fund charges a 2.0% redemption fee on shares redeemed within six months of purchase. For the most recent month-end performance, please call (877)328-9437 or visit the Fund’s website at www.auxierasset.com.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.  Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses.  This and other information is in the prospectus, a copy of which may be obtained by calling (877) 328-9437 or visiting the Fund’s website.  Please read the prospectus carefully before you invest.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund’s Investor Shares; returns for other share classes will vary.   Performance for Investor Shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund’s Investor Shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund’s value.
Foreside Fund Services, LLC, distributor.

1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

Auxier Focus Fund returned 5.3% in the fourth quarter 2010, versus 10.76% for Standard & Poor’s 500 Index (S&P).  The Fund’s exposure to stocks for the quarter averaged about 74%.  The remainder, mostly senior debt securities purchased in 2009, failed to keep pace with a very strong domestic stock market.  For the year the Fund returned 10.1% compared with 15.06% for the S&P.  The average equity exposure for the year was close to 74%.  Since inception in 1999, the Fund has outperformed the market by 92 percentage points cumulatively, confirming our objective to match bull markets while dramatically outperforming bearish ones.  In the face of the Federal Reserve’s zero interest rate policy, we are concerned that sound capital allocation can be distorted by the belief that such low interest rates are normal and permanent.  We are mindful that, in general, two years of 50% returns, followed by a 50% annual decline, would trail a steady 8% return over the same three-year period. The Fund enjoys a flexible mandate to move where the bargains are most compelling.

All Aboard the QE2 Economy

During the quarter, the Fed announced a second-stage economy booster in the form of $600 billion in quantitative easing (the oft-cited QE2). In addition, decisive political election results provided a counterforce to the growing threat of socialism. The extension of low tax rates also emboldened equity markets. The current macroeconomic environment is somewhat similar to 1994, when the country was recovering from a major financial stumble (Thrift Crisis). The Clinton Administration’s strong push toward socialism and regulation was thwarted by landslide congressional mid-term victories in both Houses of Congress, moving the country back to the middle of the political spectrum.  A strong three-year performance for large-cap U.S. stocks ensued. Another material positive back then was the “peace dividend” accruing from the reversal of Gulf War spending. Continuing U.S. withdrawal from Iraq should yield some beneficial savings too.

The stimulative backdrop has helped businesses restructure and survive the worst recession since the 1930s depression, yielding surprisingly strong profits and profit margins. Also rewarded are companies focused on providing exceptional value to customers via superior products or services (as contrasted with those utilizing creative financial engineering).

Education, oil drilling, health insurers and medical devices are among the industries burdened by proposed onerous government regulations. This had led to some bargain stock prices. Just as in 1994, a move toward the political center can mean a push back against regulation that hampers businesses and job growth. Gloomy headlines provide attractive entry points for stocks—especially when the companies are experiencing improving fundamentals and cash flows. The change in perception from “horrible” to just plain “bad” can be a very profitable trade.

Our Favorite Inflation Hedge

Buying commodities at 30-year highs does not seem to us like a great inflation hedge at this time.  Over the long term, commodities typically have traded close to their marginal cost of production as advances in technology have dramatically improved productive output. Copper currently trades at triple its cost of production.  Much of the incremental demand has come from China, which mandated over $1.6 trillion of lending into its $5 trillion economy. Such a dramatic build-up in borrowed money is troublesome. Eventually rising inputs (steel prices are projected to rise over 40% this year Financial Times) spoil the party by leading to relaxed lending standards and deteriorating loan quality.  Over $500 billion has been channeled into commodity ETFs (Trim Tabs Investment Research). But as China tightens, that could turn around.

Money flowed into U.S. bond funds for 99 straight weeks in response to the Fed’s zero rate policy—this in the face of a depreciating currency and deteriorating fundamentals (Trim Tabs Investment Research).  The trend has recently reversed, with December showing some of the worst bond losses in years (Standard & Poor’s). Markets will reward good behavior and also punish those that violate the laws of economics.  Holding rates at zero for over 24 months now has led to market distortions in both bonds and commodities. Over the past century commodity markets have had a tendency to peak every thirty years: 1981, 1951, and 1921. The final stages are often marked by parabolic price rises. Contrary to the current consensus, if history is any guide, commodities may be too overpriced to provide a reliable inflation hedge.

We would rather bet on the bargain purchase of a mundane business that enjoys steady demand and inspired management.  Ideally these businesses have low mandatory capital spending, rapid inventory turns, and high levels of free cash flow. Quality companies tend to go out-of-favor during periods of heightened speculation.  Commodities pay no cash and will

2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

suffer if the real return on bonds increases. Better to aim for a “double-play” investment, where a stock is purchased in times of panic or distress, then returns to a premium valuation, helping outstrip the ravages of inflation. Operational excellence is highly rewarded in today’s market.

Flip Side of Extreme Leverage

Despite over $300 billion in annual subsidies, the decline in U.S. housing prices since the 2006 peak recently exceeded the 1928-1933 bust.  As of November, Phoenix homes were down 54 percent on average from the peak, Las Vegas down 57 percent, Miami down over 48 percent (RealtyTrac). No matter what the class of investment, the level of risk increases if you add extreme amounts of borrowed money. There is a misperception that government bonds can’t default. Not so, as states are facing shortfalls approaching $1 trillion (Moody’s). All this underscores the need to aggressively monitor the balance sheets of your investments. Problems in housing remind us of the twin perils of excessive leverage plus distortions to supply and demand (where the free market is unable to clear excess inventory).

Opportunities in 2011 and Beyond

High quality stocks should benefit from increasing dividend payout ratios and low relative valuations. In time, rising risk premiums on bonds should cool speculation, aiding investors focused on fundamentals and cash flow. As markets become more expensive we tend to gravitate toward defensive positions —special situations where the return is more dependent on, for example, managerial acumen than the general supply/demand fluctuations of markets. These include work-outs, breakups, spinoffs and post-bankruptcy IPOs (initial public offerings). As governments are forced to restructure in the face of ominous debt loads, there may be a generational buying opportunity ahead in the downtrodden municipal bonds.  Bargains could abound because financial disclosure is scant and less than 20% of the $2.8 trillion muni market is rated (Moody’s).  Since the recent elections where Republicans at the state level had the biggest sweep in eighty years, there is a push for wider applications of the Chapter 9 Municipal Bankruptcy Code as a restructuring tool for states. The threat is whether California and Illinois fail to get their fiscal houses in order and need to be bailed out. Such a debacle could undermine the reserve status of the U.S. dollar and lead to a buying opportunity on par with the corporate bond fire-sale two years ago. Generally, rapid and unsustainable growth in liabilities —for any entity—leads to some form of crisis or panic. As long–term investors, we want to identify such imbalances and be prepared to act when the investment class becomes hopelessly out of favor.  Stay tuned.

Sincerely,

Jeff Auxier

There can be no guarantee of success with any technique, strategy, or investment.  All investing involves risk, including the loss of principal.  The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One cannot invest directly in an index.

The views in this shareholder letter were those of the fund manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

3

AUXIER FOCUS FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Auxier Focus Fund (the “Fund”) compared with the performance of the benchmark Standard & Poor's 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and A Shares are 1.25% and 1.50%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25% for Investor Shares and A Shares, which is in effect until October 31, 2011. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Average Annual Total Return as of 12/31/10
	1 Year	5 Years	10 Years	Since Inception(1)
Investor Shares	10.10%	4.14%	6.56%	6.33%
S&P500 Index (Since 07/09/99)	15.06%	2.29%	1.41%	0.85%
A Shares (with sales charge)(2)(3)	3.77%	2.90%	5.93%	5.78%

(1)	Investor and A Shares commenced operations on July 9, 1999, and July 8, 2005, respectively.
(2)
Due to shareholder redemptions on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005.  Financial information presented for the period August 21, 2005 to September 22, 2005 reflects performance of Investor Shares of the Fund.

(3)
For A Shares, performance for the 5-year, 10-year and since inception periods are blended average annual returns which include the returns of the Investor Shares prior to commencement of operations of the A Shares.

4

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

Shares	Security Description	Value

Common Stock - 75.3%
Communications - 0.1%
10,000	News Corp., Class A	$145,600

Consumer Discretionary - 17.1%
52,863	Apollo Group, Inc., Class A (a)	2,087,560
26,250	Bridgepoint Education, Inc. (a)	498,750
34,284	Career Education Corp. (a)	710,707
57,100	Comcast Corp., Class A	1,254,487
2,000	Costco Wholesale Corp.	144,420
50,650	CVS Caremark Corp.	1,761,101
2,297	Discovery Communications, Inc., Class A (a)	95,785
2,297	Discovery Communications, Inc., Class C (a)	84,277
14,800	DR Horton, Inc.	176,564
37,987	Gruma S.A.B. de C.V., ADR (a)	282,243
128,300	H&R Block, Inc.	1,528,053
18,250	Home Depot, Inc.	639,845
14,850	ITT Educational Services, Inc. (a)	945,797
28,197	Lincoln Educational Services Corp.	437,335
28,000	Lowe's Cos., Inc.	702,240
12,800	McDonald's Corp.	982,528
4,900	NIKE, Inc., Class B	418,558
15,250	Sally Beauty Holdings, Inc. (a)	221,583
1,738	Strayer Education, Inc.	264,558
21,028	The Andersons, Inc.	764,368
40,870	The Interpublic Group of Cos., Inc. (a)	434,039
3,890	Time Warner Cable, Inc.	256,857
15,500	Time Warner, Inc.	498,635
13,808	Universal Technical Institute, Inc. (a)	304,052
25,834	Value Line, Inc.	373,301
53,700	Wal-Mart Stores, Inc.	2,896,041
70,352	Weight Watchers International, Inc.	2,637,497
8,600	Yum! Brands, Inc.	421,830
		21,823,011
Consumer Staples - 18.2%
381,600	Alliance One International, Inc. (a)	1,617,984
35,150	Altria Group, Inc.	865,393
15,100	British American Tobacco PLC, ADR	1,173,270
1,000	China New Borun Corp., ADR (a)	10,400
6,304	Columbia Sportswear Co.	380,131
13,850	Diageo PLC, ADR	1,029,471
47,450	Dr. Pepper Snapple Group, Inc.	1,668,342
16,862	Kraft Foods, Inc.	531,322
12,700	Manpower, Inc.	797,052
5,760	National Beverage Corp. (a)	75,686
3,000	Nestle SA, ADR	176,460
46,172	Paychex, Inc.	1,427,177
26,550	PepsiCo, Inc.	1,734,511
58,900	Philip Morris International, Inc.	3,447,417
500	Pilgrim's Pride Corp. (a)	3,545
1,721	Ralcorp Holdings, Inc. (a)	111,882
11,450	Safeway, Inc.	257,511
67,885	Tesco PLC, ADR	1,369,919
37,250	The Coca-Cola Co.	2,449,932
84,950	The Kroger Co.	1,899,482
41,380	The Western Union Co.	768,427
44,700	Unilever NV, ADR	1,403,580
		23,198,894
Energy - 5.2%
26,850	BP PLC, ADR	1,185,964
16,750	Chevron Corp.	1,528,437
15,600	ConocoPhillips	1,062,360
11,200	Exxon Mobil Corp.	818,944
1,200	Gazprom Neft JSC, ADR	25,140
800	Lukoil OAO, ADR	45,776
2,500	PetroChina Co., Ltd., ADR	328,725
11,700	Petroleo Brasileiro SA, ADR	442,728
2,750	Surgutneftegas OJSC, ADR	29,425
9,250	Transocean, Ltd. (a)	642,968
19,100	Valero Energy Corp.	441,592
13,800	Willbros Group, Inc. (a)	135,516
		6,687,575
Financials - 8.7%
1,280	Ameriprise Financial, Inc.	73,664
75,783	Bank of America Corp.	1,010,945
16,000	Berkshire Hathaway, Inc., Class B (a)	1,281,760
40,493	Citigroup, Inc. (a)	191,532
2,000	First Mercury Financial Corp.	32,800
67,850	Marsh & McLennan Cos., Inc.	1,855,019
7,350	Mastercard, Inc., Class A	1,647,208
29,400	The Bank of New York Mellon Corp.	887,880
38,418	The Travelers Cos., Inc.	2,140,267
3,000	TNS, Inc. (a)	62,400
10,324	Unum Group	250,047
7,700	Visa, Inc., Class A	541,926
24,950	Waddell & Reed Financial, Inc., Class A	880,486
7,646	Washington Federal, Inc.	129,370
21,900	West Coast Bancorp (a)	61,758
		11,047,062
Health Care - 12.0%
36,050	Abbott Laboratories	1,727,155
21,950	Alkermes, Inc. (a)	269,546
5,750	Amgen, Inc. (a)	315,675
85,226	BioScrip, Inc. (a)	445,732
500	CareFusion Corp. (a)	12,850
13,449	Coventry Health Care, Inc. (a)	355,054
5,820	Express Scripts, Inc. (a)	314,571
31,300	GlaxoSmithKline PLC, ADR	1,227,586
23,350	Johnson & Johnson	1,444,197
3,200	Medco Health Solutions, Inc. (a)	196,064
52,352	Medtronic, Inc.	1,941,736
17,150	Merck & Co., Inc.	618,086
87,782	Pfizer, Inc.	1,537,063
6,842	Quest Diagnostics, Inc.	369,263
36,200	UnitedHealth Group, Inc.	1,307,182
28,221	WellPoint, Inc. (a)	1,604,646
30,600	Zimmer Holdings, Inc. (a)	1,642,608
		15,329,014
Industrials - 3.2%
21,550	AGCO Corp. (a)	1,091,723
3,000	Byd Co., Ltd., Class H	15,870
25,000	General Electric Co.	457,250
11,150	Granite Construction, Inc.	305,845
4,850	Illinois Tool Works, Inc.	258,990
1,000	POSCO, ADR (a)	107,690
100	Potash Corp. of Saskatchewan, Inc.	15,483
8,500	Raytheon Co.	393,890
1,000	Smurfit-Stone Container Corp. (a)	25,600
3,500	Textainer Group Holdings, Ltd.	99,715
3,550	The Boeing Co.	231,673
14,450	United Parcel Service, Inc., Class B	1,048,781
		4,052,510
Information Technology - 3.3%
28,750	Automatic Data Processing, Inc.	1,330,550
46,350	Dell, Inc. (a)	628,042
11,050	Intel Corp.	232,382
70,114	Microsoft Corp.	1,957,583
5,000	MoneyGram International, Inc. (a)	13,575

See Notes to Financial Statements.	5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

Shares	Security Description	Value

1,500	Verisk Analytics, Inc., Class A (a)	$51,120
		4,213,252
Materials - 3.7%
28,700	E.I. du Pont de Nemours & Co.	1,431,556
7,000	LyondellBasell Industries NV, Class A (a)	240,800
7,100	Precision Castparts Corp.	988,391
47,350	The Dow Chemical Co.	1,616,529
14,000	Vale SA, ADR	483,980
		4,761,256
Telecommunications - 3.6%
27,300	AT&T, Inc.	802,074
5,196	Frontier Communications Corp.	50,557
49,150	SK Telecom Co., Ltd., ADR (a)	915,664
89,326	Tele Norte Leste Participacoes SA, ADR	1,313,092
30,300	Telefonos de Mexico SAB de CV, ADR, Class L	489,042
27,015	Verizon Communications, Inc.	966,597
		4,537,026
Utilities - 0.2%
8,000	FirstService Corp. (a)	242,240

Total Common Stock (Cost $84,048,026)	96,037,440

Shares	Security Description	Rate	Value

Preferred Stock - 0.2%
Utilities - 0.2%
305	AEP Texas Central Co.	4.00%	20,988
1,600	FirstService Corp.	7.00	39,568
300	Indianapolis Power & Light Co.	4.00	20,644
80	MidAmerican Energy Co.	3.90	5,903
78	MidAmerican Energy Co.	3.30	5,021
400	Peco Energy Co., Series A	3.80	27,840
800	The Connecticut Light & Power Co., Series 1947	2.00	28,750
1,100	The Connecticut Light & Power Co., Series 1947	1.90	37,572
300	Westar Energy, Inc.	4.25	22,575
			208,861

Total Preferred Stock (Cost $143,897)	208,861

Principal	Security Description	Rate	Maturity	Value

Corporate Bonds - 13.8%
Consumer Staples - 3.8%
$1,180,000	American Stores Co.	7.90%	05/01/17	1,115,100
50,000	Constellation Brands, Inc.	7.25	05/15/17	53,188
265,000	Dr. Pepper Snapple Group, Inc.	6.12	05/01/13	292,384
535,000	Kraft Foods, Inc.	5.63	11/01/11	555,917
1,225,000	Smithfield Foods, Inc., Series B	7.75	05/15/13	1,311,516
115,000	SUPERVALU, Inc.	7.50	11/15/14	111,550
375,000	SUPERVALU, Inc.	8.00	05/01/16	360,937
985,000	Tyson Foods, Inc.	8.25	10/01/11	1,034,250
				4,834,842
Energy - 1.6%
460,000	BP Capital Markets PLC	5.25%	11/07/13	498,516
190,000	El Paso Corp. (b)	6.70	02/15/27	175,750
1,270,000	El Paso Performance-Linked Trust (c)	7.75	07/15/11	1,306,421
				1,980,687
Financials - 3.9%
75,000	American Express Credit Corp., Series C	7.30	08/20/13	84,565
740,000	General Electric Capital Corp., MTN	5.63	09/15/17	812,550
455,000	Hartford Financial Services Group, Inc.	5.25	10/15/11	468,508
2,370,000	Hartford Financial Services Group, Inc.	5.50	10/15/16	2,462,390
182,000	Hartford Financial Services Group, Inc.	6.30	03/15/18	194,096
345,000	Janus Capital Group, Inc.	6.95	06/15/17	359,895
620,000	Zions Bancorporation	5.50	11/16/15	603,328
				4,985,332
Health Care - 1.3%
540,000	Health Management Associates, Inc.	6.13	04/15/16	548,100
515,000	UnitedHealth Group, Inc.	4.88	03/15/15	550,965
430,000	WellPoint, Inc.	5.00	12/15/14	466,947
130,000	WellPoint, Inc.	5.25	01/15/16	143,098
				1,709,110
Industrials - 1.3%
180,000	Johnson Controls, Inc.	5.25	01/15/11	180,329
495,000	Johnson Controls, Inc.	4.88	09/15/13	532,226
71,000	Waste Management, Inc.	7.65	03/15/11	71,888
835,000	Waste Management, Inc.	6.38	11/15/12	911,000
				1,695,443
Materials - 1.3%
895,000	The Dow Chemical Co.	5.70	05/15/18	969,609
505,000	Weyerhaeuser Co.	7.95	03/15/25	528,015
203,000	Willamette Industries, Inc.	9.00	10/01/21	227,133
				1,724,757
Utilities - 0.6%
100,000	Constellation Energy Group, Inc.	4.55	06/15/15	103,843
255,000	Energy Future Holdings Corp.	9.75	10/15/19	258,393

See Notes to Financial Statements.	6

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

Principal	Security Description	Rate	Maturity	Value

$312,000	Energy Future Intermediate Holding Co., LLC	9.75%	10/15/19	$316,151
27,000	Nevada Power Co., Series L	5.88	01/15/15	30,135
				708,522

Total Corporate Bonds (Cost $15,497,326)	17,638,693

Foreign Municipal Bonds - 1.0%
356,000	Ontario Hydro Residual Strip (Canada) (d)	5.47-5.65	11/27/20	234,141
605,000	Ontario Hydro Residual Strip (Canada) (d)	5.61	10/15/21	376,203
235,000	Ontario Hydro Residual Strip (Canada) (d)	5.75	08/18/22	140,121
750,000	Ontario Hydro Residual Strip (Canada), Series OC20 (d)	5.51	10/01/20	497,581

Total Foreign Municipal Bonds (Cost $811,536)	1,248,046

Shares	Security Description	Value

Money Market Fund - 0.0%
31	Schwab Government Money Fund, 0.01% (e) (Cost $31)	31

Total Investments - 90.3% (Cost $100,500,816)*	$115,133,071

Other Assets & Liabilities, Net – 9.7%	12,407,990
Net Assets – 100.0%	$127,541,061

ADR	American Depository Receipt
LLC	Limited Liability Company
MTN	Medium Term Note
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $175,750 or 0.1% of net assets.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,306,421 or 1.0% of net assets.
(d)	Zero coupon bond. Interest rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of December 31, 2010.

* Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$20,258,809
Gross Unrealized Depreciation	(5,626,554)
Net Unrealized Appreciation	$14,632,255

See Notes to Financial Statements.	7

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments At Value:
Common Stock
Communications	$145,600	$-	$-	$145,600
Consumer Discretionary	21,823,011	-	-	21,823,011
Consumer Staples	23,198,894	-	-	23,198,894
Energy	6,687,575	-	-	6,687,575
Financials	11,047,062	-	-	11,047,062
Health Care	15,329,014	-	-	15,329,014
Industrials	4,052,510	-	-	4,052,510
Information Technology	4,213,252	-	-	4,213,252
Materials	4,761,256	-	-	4,761,256
Telecommunications	4,537,026	-	-	4,537,026
Utilities	242,240	-	-	242,240
Preferred Stock - Utilities	39,568	169,293	-	208,861
Corporate Bonds	-	17,462,943	175,750	17,638,693
Foreign Municipal Bonds	-	1,248,046	-	1,248,046
Money Market Fund	-	31	-	31
Total Investments at Value:	$96,077,008	$18,880,313	$175,750	$115,133,071

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Corporate Bonds

Balance as of 06/30/10	$167,200
Accrued Accretion / (Amortization)	344
Realized Gain / (Loss)	–
Change in Unrealized Appreciation / (Depreciation)	8,206
Purchases	–
Sales	–
Transfers In / (Out)	–
Balance as of 12/31/10	$175,750
Net change in unrealized appreciation / (depreciation) from investments held as of 12/31/10 **	$8,206

** The change in unrealized appreciation / (depreciation) is included in net change in unrealized appreciation / (depreciation) of investments in the accompanying Statement of Operations.

PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	75.3%
Preferred Stock	0.2%
Corporate Bonds	13.8%
Foreign Municipal Bonds	1.0%
Money Market Fund	0.0%
Cash and Other Net Assets	9.7%
100.0%

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2010

ASSETS
Total investments, at value (Cost $100,500,816)	$115,133,071
Cash	11,861,081
Receivables:
Fund shares sold	2,898,383
Investment securities sold	329,110
Dividends and interest	448,585
Total Assets	130,670,230

LIABILITIES
Payables:
Investment securities purchased	296,924
Fund shares redeemed	337,333
Distributions payable	2,386,620
Accrued Liabilities:
Investment adviser fees	107,913
Trustees’ fees and expenses	350
Other expenses	29
Total Liabilities	3,129,169

NET ASSETS	$127,541,061

COMPONENTS OF NET ASSETS
Paid-in capital	$112,879,167
Undistributed net investment income	36,253
Accumulated net realized loss	(6,614)
Net unrealized appreciation	14,632,255
NET ASSETS	$127,541,061

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	8,398,844
A Shares	9,238

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $127,400,954)	$15.17
A Shares (based on net assets of $140,107)	$15.17
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$16.10

See Notes to Financial Statements.	9

AUXIER FOCUS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2010

INVESTMENT INCOME
Dividend income (net foreign withholding taxes of $9,939)	$1,035,838
Interest income	787,087
Total Investment Income	1,822,925

EXPENSES
Investment adviser fees	714,520
Distribution fees:
A Shares	185
Trustees' fees and expenses	2,116
Total Expenses	716,821
Fees waived and expenses reimbursed	(2,301)
Net Expenses	714,520

NET INVESTMENT INCOME	1,108,405

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	97,086
Net change in unrealized appreciation (depreciation) on:
Investments	14,086,078
Foreign currency translations	8,787
Net change in unrealized appreciation (depreciation)	14,094,865
NET REALIZED AND UNREALIZED GAIN	14,191,951
INCREASE IN NET ASSETS FROM OPERATIONS	$15,300,356

See Notes to Financial Statements.	10

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2010	Year Ended June 30, 2010
OPERATIONS
Net investment income	$1,108,405	$2,292,882
Net realized gain	97,086	696,183
Net change in unrealized appreciation (depreciation)	14,094,865	7,745,953
Increase in Net Assets Resulting from Operations	15,300,356	10,735,018

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(2,383,997)	(1,836,778)
A Shares	(2,623)	(3,091)
Net realized gain:
Investor Shares	(77,655)	-
A Shares	(87)	-
Total Distributions to Shareholders	(2,464,362)	(1,839,869)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	19,192,314	19,500,648
A Shares	-	17,906
Reinvestment of distributions:
Investor Shares	2,396,475	1,798,747
A Shares	2,710	3,091
Redemption of shares:
Investor Shares	(7,719,854)	(14,133,080)
A Shares	(37,201)	(27,077)
Redemption fees	2,080	5,388
Increase in Net Assets from Capital Share Transactions	13,836,524	7,165,623
Increase in Net Assets	26,672,518	16,060,772

NET ASSETS
Beginning of Period	100,868,543	84,807,771
End of Period (Including line (a))	$127,541,061	$100,868,543
SHARE TRANSACTIONS

Sale of shares:
Investor Shares	1,302,047	1,392,563
A Shares	-	1,257
Reinvestment of distributions:
Investor Shares	157,948	128,025
A Shares	179	220
Redemption of shares:
Investor Shares	(528,370)	(1,013,829)
A Shares	(2,579)	(1,988)
Increase in Shares	929,225	506,248

(a)	Undistributed net investment income.	$36,253	$1,314,468

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2010		2010	2009(a)	2008	2007	2006
INVESTOR SHARES
NET ASSET VALUE, Beginning
of Period	$13.49		$12.16	$14.22	$17.06	$14.76	$14.64
INVESTMENT OPERATIONS
Net investment income (b)	0.14		0.32	0.19	0.18	0.38	0.21
Net realized and unrealized gain (loss)	1.84		1.27	(1.77)	(2.24)	2.66	0.30
Total from Investment Operations	1.98		1.59	(1.58)	(2.06)	3.04	0.51
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.29)		(0.26)	(0.16)	(0.31)	(0.27)	(0.18)
Net realized gain	(0.01)		—	(0.32)	(0.47)	(0.47)	(0.21)
Total Distributions to Shareholders	(0.30)		(0.26)	(0.48)	(0.78)	(0.74)	(0.39)
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$15.17		$13.49	$12.16	$14.22	$17.06	$14.76
TOTAL RETURN	14.67	%(d)	12.99%	(10.92)%	(12.56)%	21.11%	3.44%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$127,401		$100,712	$84,660	$103,664	$116,774	$103,642
Ratios to Average Net Assets:
Net investment income	1.94	%(e)	2.29%	1.53%	1.10%	2.40%	1.44%
Net expense	1.25	%(e)	1.30%	1.35%	1.35%	1.35%	1.35%
Gross expense (f)	1.25	%(e)	1.30%	1.35%	1.36%	1.36%	1.36%
PORTFOLIO TURNOVER RATE	11	%(d)	15%	24%	19%	16%	28%

(a)
Effective November 1, 2008, C Shares were reclassified as Investor Shares.  For the Period July 1, 2008, through November 1, 2008, total return for C Shares was (12.68)%.  For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

(b)			Calculated based on average shares outstanding during each period.
(c)			Less than $0.01 per share.
(d)			Not annualized.
(e)			Annualized
(f)			Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,				July 8, 2005(a)(b) through
	December 31, 2010		2010	2009	2008	2007	June 30, 2006
A SHARES
NET ASSET VALUE, Beginning
of Period	$13.49		$12.17	$14.22	$17.07	$14.77	$14.81
INVESTMENT OPERATIONS
Net investment income (c)	0.14		0.32	0.18	0.17	0.41	0.21
Net realized and unrealized gain (loss)	1.84		1.26	(1.75)	(2.24)	2.63	0.14
Total from Investment Operations	1.98		1.58	(1.57)	(2.07)	3.04	0.35
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.29)		(0.26)	(0.16)	(0.31)	(0.27)	(0.18)
Net realized gain	(0.01)		—	(0.32)	(0.47)	(0.47)	(0.21)
Total Distributions to Shareholders	(0.30)		(0.26)	(0.48)	(0.78)	(0.74)	(0.39)
REDEMPTION FEES (c)	—	(d)	— (d)	— (d)	— (d)	— (d)	—	(d)
NET ASSET VALUE, End of Period	$15.17		$13.49	$12.17	$14.22	$17.07	$14.77
TOTAL RETURN (e)	14.67	%(f)	12.90%	(10.85)%	(12.61)%	21.10%	2.32	%(f)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$140	$157		$148	$208	$399	$392
Ratios to Average Net Assets:
Net investment income	1.94	%(g)	2.29%	1.49%	1.08%	2.59%	1.56	%(g)
Net expense	1.25	%(g)	1.30%	1.35%	1.35%	1.35%	1.35	%(g)
Gross expense (h)	1.51	%(g)	1.55%	1.60%	1.60%	1.60%	1.61	%(g)
PORTFOLIO TURNOVER RATE	11	%(f)	15%	24%	19%	16%	28	%(f)

(a)		Commencement of operations.
(b)
Due to shareholder redemptions, on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005.  Financial information presented is for the period July 8, 2005, through June 30, 2006.

(c)		Calculated based on average shares outstanding during each period.
(d)		Less than $0.01 per share.
(e)		Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(f)		Not annualized.
(g)		Annualized.
(h)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 1. Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and A Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares are not subject to a sales charge. Investor Shares and A Shares commenced operations on July 9, 1999 and July 8, 2005, respectively. The Fund’s investment objective is to provide long-term capital appreciation.

On August 27, 2008, the Board of Trustees of the Trust approved the conversion of the Fund’s C Shares into Investor Shares.  On November 1, 2008, each shareholder of C Shares received Investor Shares in a dollar amount equal to their investment in C Shares as of that date.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after a fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest

14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by a fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended June 30, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Auxier Asset Management LLC (the “Adviser”), is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.25% of the Fund’s average daily assets.

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a Distribution Plan (the “Plan”) for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the period ended December 31, 2010, there were no front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2011, to the extent necessary to maintain the total operating expenses at 1.25% of average daily net assets of the Investor Shares and A Shares.  These contractual waivers may be changed or eliminated at any time with consent of the Board. For the Period ended December 31, 2010, expenses reimbursed were $2,301.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended December 31, 2010, were $17,906,513 and $10,817,306, respectively.

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$1,314,360
Capital and Other Losses	(13,680)
Unrealized Appreciation	525,220
Total	$1,825,900

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

16

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

17

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

Investment Advisory Agreement Approval

At the December 2, 2010 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”).  In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser, its personnel, operations and financial condition.  Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services
Based on a presentation from a senior representative of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.  Based on this information, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund.  In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability.  Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

Performance
The Board reviewed performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the Fund had underperformed the benchmark for the 1-year period ended September 30, 2010 but had outperformed the benchmark for the 3-, 5- and 10-year periods (annualized).  The Board also considered the Adviser’s rationale for the Fund’s recent underperformance and the Adviser’s representation that the Fund has significantly outperformed its benchmark since inception.  The Board concluded that the Fund’s performance was reasonable in comparison to its peers and benchmark and that the Fund could benefit from the Adviser’s management of the Fund.

Compensation
The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Fund’s actual advisory fee rate was the highest in its Lipper Inc. peer group.  The Board recognized, however, that the fee rate effectively will be reduced by administration, transfer agency, fund accounting, compliance, custody and Trustee fees, all of which are paid by the Adviser. The Board also noted that the Fund’s actual total expense ratio was higher than the median of its Lipper Inc. peer groups.  The Board considered that under the Advisory Agreement the Adviser has agreed to limit contractually total annual fund operating expenses of the Fund through at least October 31, 2011 to 1.25% of average daily net assets.  Based on the foregoing, the Board concluded that Auxier’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund, including the payment of all Fund expenses.

Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund is likely to experience economies of scale as assets grow in the future, but that it would be premature to

18

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

discuss the impact on the current fee structure at this time.  The Board also considered that the Adviser has recently implemented a reduction of the contractual expense cap to 1.25% from 1.35% and, as a result, concluded that the Fund may already be benefiting from economies of scale and that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits
The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund.  Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement.  Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred, and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the SEC’s website at www.sec.gov.  The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees (A Shares only), and (2) ongoing costs, including management fees, 12b-1 fees (A Shares only), and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010, through December 31, 2010.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

19

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees (A Shares only).  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Investor Shares
Actual	$1,000.00	$1,146.72	$6.76	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
A Shares
Actual	$1,000.00	$1,146.72	$6.76	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

20

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, ME 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1210

DF DENT
PREMIER
GROWTH FUND

SEMI-ANNUAL REPORT
(Unaudited)

DECEMBER 31, 2010

DF DENT
AND COMPANY, INC.

INVESTMENT COUNSEL

P.O. BOX 588
PORTLAND, ME 04112
(866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

Dear Fellow Shareholder,

Performance

The DF Dent Premier Growth Fund’s (the “Fund”) +25.30% total return in 2010 out-performed the total return of 15.06% for the S&P 500 Index (the “Index”), the Fund’s benchmark used for performance comparisons, by +10.24%. Lipper reports that our Multi-Cap Growth peer group of 433 mutual funds experienced an +18.6% average total return for 2010. Since inception (07/16/01), your Fund has achieved a cumulative return of +74.62%, which exceeds the +25.49% cumulative total return for the Index by 49.13%. Performance for various periods ending December 31, 2010, can be found later in this report in the Management Discussion of Fund Performance Section following this message.

For a longer-term perspective, the Fund’s one-year, five-year and since inception average annual total return for the period ended December 31, 2010, were 25.30%, 3.76% and 6.07%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call 866-233-3368. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.27%. However, the Fund’s Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million; otherwise, returns would have been lower. This agreement is in effect through October 31, 2011. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.

Expense Ratio

Your Fund’s Adviser, D.F. Dent & Company, Inc. (the “Adviser”), has contractually agreed in recent years to waive a portion of its management fee and reimburse certain expenses in order to limit Total Annual Fund Operating Expenses to 1.10% of net assets (the “Expense Cap”). Starting November 1, 2010, and through October 31, 2011, the Adviser has contractually agreed to continue this Expense Cap of 1.10% on the first $150 million of net assets and a further Expense Cap of 0.90% on net assets exceeding $150 million. The purpose of this lower Expense Cap at the new break point of $150 million is to share with you the economies of scale derived from your Fund’s growth. As of December 31, 2010, the net assets in your Fund were $145.8 million, and the break point had not yet been achieved.

Portfolio Turnover

Portfolio turnover when measured by security purchases as a percentage of the average market value was 16.95% for the calendar year, significantly below our peer group but well within your Fund’s historic turnover range. Portfolio turnover rate in recent years may be found later in the Financial Highlights section of this report.

1	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

Management Ownership of Fund
The Adviser’s retirement plan, employees and related family members of the Adviser collectively owned 11.04% of the Fund as of this report compared with 9.14% one year ago. The Fund is the largest investment at 26% of the Adviser’s retirement plan compared with 24% one year ago. The increases in our percentage holdings resulted from purchases by management and redemptions by public shareholders during 2010.

Asset Allocation

Year-end asset allocation by market capitalization for the past five years was:

	12/31/06*	12/31/07*	12/31/08*	12/31/09*	12/31/10*
Large Capitalization	39.4%	52.5%	28.0%	41.0%	54.7%
Mid Capitalization	44.6%	41.1%	56.9%	51.3%	35.9%
Small Capitalization	8.6%	4.7%	13.8%	7.7%	7.8%
Reserve Funds	7.4%	1.7%	1.3%	0.0%	1.6%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%

  *Percentages calculated based on total value of investments.

The decline in Large Capitalization and concurrent increases in Mid and Small Capitalization on 12/31/08 were largely the result of the severe market decline in late 2008 pushing companies into lower categories. The market recovery in 2009 and 2010 then resulted in many long term core holdings moving up a category, especially from Mid Cap where the ceiling is $7 billion to Large Cap where the floor in $7 billion. As we have said before, we seek to invest in “best-in-class”** companies which are described later in this letter under Our Work on Your Behalf. We do not eliminate or add to a position in such companies merely because they pass through an arbitrary market capitalization number. We manage positions based on the investment merits of each company rather than its relative market capitalization. For many that seems to be an old fashioned idea. For us it just makes good investment sense.

Concentration

Three years ago, I wrote of our intent to continue our program to increase concentration in what we consider the strongest “best-in-class”** companies. We have continued this program by reducing and eliminating small positions in what we consider to be less promising companies.  The total number of equities held was reduced from 52 on December 31, 2007, to 35 on December 31, 2010. The strategy is to have larger positions in the 30-50 companies we like most rather than owning additional companies which we view less favorably. Concentration in the 10 largest positions in the Fund was intentionally increased as indicated:

2	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

Top 10 Holdings	12/31/06	12/31/07	12/31/08	12/31/09	12/31/10
% of Fund Average Position	25.6%	33.7%	53.0%	53.8%	55.4%
Size of Top 10	2.56%	3.37%	5.30%	5.38%	5.54%

We view this strategy of the past 3 years to focus on a more concentrated portfolio as essentially completed in 2008 and do not anticipate further concentration in the future.

Purchases and Redemptions

The 2000-2010 decade experienced the greatest out-performance of bonds versus equities in the past 70 years. Accordingly, even with 2010 bond yields at their lowest levels during this 70 year period, mutual fund investors could not resist redeeming equity funds and plowed large amounts into bond funds. The Investment Company Institute (“ICI”) reported that investors redeemed $81.3 billion of domestic equity mutual funds and purchased $251.8 billion in bond funds in 2010. Your Fund was not immune to this trend and experienced $18.0 million in net redemptions in 2010, which amounted to 13.5% of the year’s beginning net assets of $132.6 million. After these redemptions, your Fund finished 2010 with $145.8 million in net assets. This resulted from the 25.30% return reported above for investors who stayed with us over the entire year. The industry pattern of redeeming domestic equity funds in favor of bond funds appeared to be reversing during the last few weeks of 2010 based upon ICI December reports. Time will tell if this is in fact a trend.

Truly, we believe equity mutual fund investors were traumatized by the events of late 2008. However, when investors preferred to buy Microsoft and IBM 3 year notes yielding less than 1% when both these stocks were yielding 3% in mid 2010, it seemed that the post 2008 intense aversion to risk assets had run its course. We believe that quality equity investors will experience better performance than bond investors in future years as the cycle of equity versus bond returns reaches an inflection point reversing the experience of the past 10 years.

Our Work on Your Behalf

Our investment strategy at D.F. Dent has remained unchanged:  seek best-in-class** companies with talented and ethical managements, strong and differentiated business models, and ample opportunities to reinvest free cash flow at high returns.  We believe in-person meetings are the best way to evaluate the talent and integrity of management teams, and we value our meetings with managements above most other factors in our research process.  We logged over 130 management team meetings in 2010, including visits to company headquarters, management team visits to our office, and one-on-one meetings or small group meetings at investment conferences. You do not see this work on a daily basis, but our intent is for you to see it ultimately in investment performance. We think your Fund’s cumulative outperformance of 49.13% over the Index benchmark during the 9.5 year life of the Fund is largely attributable to research and attention to managements of portfolio companies. Your Fund’s management fee pays for this work.

3	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

When evaluating potential investments, we focus intently on company balance sheets.  Strong balance sheets will enable growth companies to increase their product offerings and expand their markets without heavy reliance on fickle capital markets.  On the whole, your portfolio companies’ balance sheets are very strong, giving them a great deal of flexibility in deploying excess cash.  One of the questions we often ask management teams during meetings is how they allocate capital and invest in growth.  What is their thought process in weighing research and development (“R&D”), capital expenditures, dividend payments, stock repurchases, and mergers and acquisitions (“M&A”)?  What would cause them to favor some selections over others at different points in time?  We have seen uses of cash in all the categories mentioned above.  Recently, with the excess cash on their balance sheets, several of your portfolio companies have been looking more heavily towards highly accretive acquisitions as a way to fill out their product portfolios and expand into new markets.  In the context of a larger market environment where as many as two-thirds of acquisitions fail, we evaluate acquisitions with a skeptical bias.  However, given the attention your portfolio companies pay to cultural fit and the extensive due diligence they conduct on potential acquisitions (which we try to emulate in our investment research), we believe that their decisions to pursue this pathway to growth will be good ones.  Early signs have been promising.

Commentary

In the decade of the 1990s, everyone made money in the stock market. It was too easy. Many gave up good jobs to become day traders and live lives of excess. The market peaked in 2000, and in the past 10 years we have experienced 2 recessions and 2 bear markets of 40% declines as measured by the Index. Trailing 10 year Index returns were negative by 2008 and 2009, and only barely positive (+1.41%) by year end 2010. Trailing 10 year real returns were negative for each of the past 3 years. It is little wonder that investors turned to bonds and bond mutual funds in 2010.

But then something changed last year. Bombarded with fiscal woes and international debt worries, the recession of 2010 never occurred. In fact, the U.S. economy gathered strength as the year progressed. Despite persistently high unemployment and the ongoing mortgage mess, corporations built up cash balances and strengthened balance sheets. Consumers by year end grew weary of saving over the prior 2 years and began to spend again. The stock market responded.

But since the stock market is forward looking, what did it see? I would suggest some of the following: corporate cash hoards will be spent on investments before too long, the Federal Reserve will maintain its accommodative low interest rate stance in light of minimal inflation expectations due to high unemployment and only 75% industrial capacity utilization, corporate profits will continue to expand- at a slower pace but still expand, and lastly the 2010 sovereign debt problems of the Euro Zone will resonate in Washington, DC where the 112th Congress has convened with a new understanding of the dangers of our massive federal deficits, entitlement programs and debt levels. Resolving these issues will be painful, but it seems that denial has been replaced with awareness which is a good initial step.

While economic and fiscal problems persist, we suspect that the equity markets do not fully appreciate the resilience of nations and peoples seeking better lives and improving standards of living. In today’s world of

4	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2010

flash trading and quarterly earnings guidance provided to analysts by corporate managements this may all seem irrelevant. But consider the post war resilience of Germany and Japan, or more recently the emergence of Vietnam. People yearn for better lives in the future and are willing to work hard to achieve their goals. Irrelevant in the short term? Perhaps. However, well managed domestic companies recognize this global phenomenon and will position themselves to participate along with their international partners. We will continue to seek out and invest in such enterprises within your Fund.

As we have said before, we greatly appreciate your trust in investing with us and will continue to work diligently on your behalf.

Respectively submitted,

Daniel F. Dent

**  The determination of “best-in-class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies that hold leading market share positions, strong growth potential, historically good profitability, and management teams known for integrity and good corporate governance are generally considered to be “best-in-class.”

IMPORTANT INFORMATION:

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Investing involves risks, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reason such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. One cannot invest directly in an index.

5	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2010

Recent Performance

For the first 6 months of the fiscal year beginning July 1, 2010, the DF Dent Premier Growth Fund (the “Fund”) experienced a total return of +26.36% versus a total return of +23.27% for the S&P 500 Index (the “Index”), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2010, was as follows:

Period Ending 12/31/10	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	26.36%	+	23.27%	+	3.09%
Twelve Months	+	25.30%	+	15.06%	+	10.24%
Five Years (annualized)	+	3.76%	+	2.29%	+	1.47%
Five Years (cumulative)	+	20.29%	+	11.99%	+	8.30%
Since Inception (7/16/01) (annualized)	+	6.07%	+	2.43%	+	3.64%
Since Inception (07/16/01) (cumulative)	+	74.62%	+	25.49%	+	49.13%

Past performance is not indicative of future performance.

The Fund outperformed its benchmark by +10.24% in 2010, second only to its +11.06% out-performance in 2007. The major reasons for this out-performance are discussed in the Attribution Analysis Section found later in the report.

We believe that the most significant market factors affecting the Fund’s performance in 2010 were the following:

1.
Abundant liquidity from the Federal Reserve reflating the prices of financial assets through low interest rates (the 10 year U.S. Treasury’s yield fell from 3.834% to 3.299%) and quantitative easing (QE II).

2.	Willingness of investors to return to equities as:

•	Fears of a European sovereign debt crisis subsided.

•	The economic recovery avoided a “double dip” recession.

•	Corporate earnings and balance sheets strengthened.

•	The November mid-term election suggested the new Congress would be friendlier to business.

•	The Bush tax cuts were extended in December for 2 years.

3.	Rising energy and commodity prices drove gains in your Fund’s investments in these sectors.

4.	Strengthening of the industrial economy as the year progressed.

6	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2010

We used a number of strategies in managing the Fund in 2010.

First, we continued to concentrate in a select group of what we consider to be “best in class” companies. The number of holdings ranged between 30 and 35 companies with the 10 largest holdings representing close to 55% of the Fund throughout the year.

Second, we continued our strategy of holding long term positions and had a minimal portfolio turnover of 16.95%, dramatically below our peer group. This held brokerage commissions for executing purchases to under 5 basis points (0.05%) of average net assets.

Third, your Fund was close to 100% fully invested throughout this year of strong market returns allowing reserve funds to increase only modestly at year end.

Capital Gains Distribution Policy

The performance reported on the prior page assumes reinvestment of the following capital gain distributions:

December 2005 Distribution per share                           $0.09917
December 2006 Distribution per share                           $0.17268
December 2007 Distribution per share                           $0.23499
December 2008 Distribution per share                           $0.26749

It has been the Adviser’s policy to distribute all net realized capital gains annually in December. However, no capital gain distribution was paid in December of 2009 or December of 2010. This was the result of large losses realized by the sale of holdings to meet redemptions experienced during the market lows of the 4th quarter of calendar 2008 and the 1st quarter of calendar 2009. By redeeming at market lows, these former shareholders left a very nice gift for taxable shareholders reading this report in the form of a loss carry-forward.

The realized loss carry-forward, realized and unrealized capital gains since the beginning of the Fund’s current fiscal year are as follows:

	6/30/10	per share	12/31/10	per share
Loss Carry-Forward	$52,801,104	$5.57	$52,801,104	$5.97
(less) Unrealized Capital Gain	3,827,175.40		28,110,019	3.18
(less) Realized Capital Gain	-	-	2,760,660.31
Loss Carry-Forward Net of Realized and Unrealized Gains	$48,973,929	$5.17	$21,930,425	$2.48

What this means is that as of December 31, 2010 the entire unrealized gain of $3.18 per share was protected from capital gains taxes by the $5.97 loss carry-forward per share. These amounts will change in the future as a result of market fluctuations, realized gains and losses, and the Fund's share count.

7	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2010

The loss carry-forward may be used by the Fund to offset these and/or potential portfolio gains that might be realized for 8 years from the dates of the realized losses. This in no way implies that such gains will in fact be realized, but it does mean that such gains, if and when realized, may be offset by the remaining loss carry-forward to reduce required taxable capital gains distributions. Thus, the excess loss carry-forward does represent a “cushion” to reduce the required distribution to shareholders of potential capital gains if and when realized.

Attribution Analysis

The following bar chart presents the sector weightings of your Fund versus the sector weightings of the Index as of December 31, 2010:

Source: FactSet

Your Fund was most significantly over-weighted versus the Index benchmark in Industrials, followed by Health Care and Energy. In each sector this overweighting contributed to your Fund’s 2010 performance versus the benchmark as indicated below:

	Fund		Index
	Weighting	Return	Weighting	Return
Industrials	29.9%	47.1%	10.9%	26.9%
Health Care	19.6%	14.1%	10.9%	2.8%
Energy	15.1%	32.6%	11.8%	19.7%
Information Technology	20.8%	11.0%	19.5%	10.5%

8	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2010

The above weightings and returns in Information Technology were closely comparable for your Fund and the Index. However, your Fund’s specific stocks held within Industrials, Health Care, and Energy experienced significantly better performance than those stocks held in the respective categories of the Index.

In total, the 4 above sectors represented 85.4% of your Fund versus 53.1% of the Index over 2010. Each of the above sectors within your Fund outperformed its respective Index sector due to stock selection.

Strategy and Trends

Strategy

Our strategy in managing your Fund during the past year, as stated in our June 30, 2010 Annual Report, has been very direct and clearly defined: invest in companies with historically profitable businesses managed by proven leaders with track records of good execution; avoid leverage; avoid consumer sectors; avoid financial engineering “shell games”; maintain positions in U.S. companies with exposure to high growth foreign markets; emphasize companies with cyclical growth opportunities to participate in the economic recovery; and constantly evaluate and reevaluate management of both new and older investments. We always remind ourselves that bad management can mess up an otherwise good company. So avoid it!

So how did it turn out?

Although we avoided the consumer sector because of concerns over the sustained levels of high unemployment and increasing consumer savings rates (thereby reduced consumption rates), we did miss some opportunities in consumer companies.

The Financial Sector underperformed in the Index benchmark, and we were underweighted in this sector, which included many banks that your Fund avoided. Together, the two companies we held in the sector (Markel Corp. and T. Rowe Price Group) outperformed the benchmark.

The emphasis on cyclical growth companies to participate in the economic recovery paid off in a meaningful way. These industrial companies, as noted in the Attribution Section, had both the heaviest weighting and the greatest contribution to 2010 Fund performance.

Overall, top flight management teams executed their business plans and delivered strong results for your Fund. The Best Contributors list in the following section represent long time favorites held by clients of D.F. Dent & Co.

Trends

In our view, the following trends affected your Fund in 2010:

1.	Higher energy prices- The stocks of energy producers and energy service companies within the Fund registered strong gains in 2010.

9	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2010

1.	Economic recovery- Industrial companies’ stocks benefited from the U.S. economic recovery in 2010.

2.
Return of investors to risk assets- Investors’ appetite for risk assets such as equities increased in the third and fourth quarters of 2010. Fears of the 2008 financial crisis, the Madoff ponzi fraud, the SEC suit against Goldman Sachs, European sovereign debt concerns, and the May 6 “flash crash” faded in the second half of 2010 as investors gained confidence in the U.S. economic recovery and the possibility of a more favorable political environment.

3.
Government regulation- Despite the possibility of an improving environment mentioned in #3 above, federal intrusion and proposed regulation in two sectors, education and credit (debit) card interchange fees, raised investor concerns and hurt the stock performance of companies your Fund held in these areas. We believe, however, that these companies will provide attractive returns on investment in the future.

Best and Worst Performers

5 Best Contributors
Investments	Realized and Unrealized Appreciation and Income in Calendar Year 2010	Per Share As of 12/31/10
Fastenal Co.	$3,974,774	$0.45
Expeditors International of Washington, Inc.	3,640,489	0.41
IDEXX Laboratories, Inc.	2,643,449	0.30
Roper Industries, Inc.	2,552,689	0.29
Schlumberger, Ltd.	1,807,498	0.20
	$14,618,899	$1.65

5 Poorest Contributors
Investments	Realized and Unrealized Loss and Income in Calendar Year 2010	Per Share As of 12/31/10
Monsanto Co.	(597,979)	$(0.07)
Visa, Inc.	(330,741)	(0.04)
Ultra Petroleum Corp.	(220,664)	(0.03)
Techne Corp.	(213,951)	(0.02)
Celgene Corp.	(32,253)	(0.00)
	$(1,395,588)	$(0.16)

10	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND MANAGEMENT DISCUSSION OF FUND PERFORMANCE DECEMBER 31, 2010

FIVE LARGEST EQUITY HOLDINGS
DECEMBER 31, 2010

QUANTITY	SECURITY	TOTAL COST	MARKET VALUE	PERCENT OF NET ASSETS OF THE FUND
186,000	Fastenal Co.	$7,987,178	$11,143,260	7.65%
152,000	IDEXX Laboratories, Inc.	6,843,200	10,521,440	7.22
185,000	QUALCOMM, Inc.	7,301,383	9,155,650	6.28
136,000	T. Rowe Price Group, Inc.	5,934,575	8,777,440	6.02
150,000	Expeditors International of Washington, Inc.	6,632,567	8,190,000	5.62
		$324,698,903	$47,787,790	32.79%

The views in this report contained herein were those of the Fund’s Adviser as of December 31, 2010, and may not reflect the Adviser’s views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

11	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the “Fund”) compared with the performance of the benchmark Standard and Poor's 500 Index ("S&P 500"), since inception. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call 866-233-3368. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.27%. However, the Fund’s Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, which is in effect until October 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Total Return Return as of 12/31/10	Six Months	One Year	Five Year	Since Inception 07/16/01
DF Dent Premier Growth Fund	26.36%	25.30%	3.76%	6.07%
S&P 500 Index	23.27%	15.06%	2.29%	2.43%

Investment Value on 12/31/10
DF Dent Premier Growth Fund	$17,462
S&P 500 Index	$12,549

12	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

Shares	Security Description	Value

Common Stock - 98.6%
Biotechnology - 1.0%
25,000	Celgene Corp. (a)	$1,478,500

Business Services - 10.3%
150,000	Expeditors International of Washington, Inc.	8,190,000
115,500	Healthcare Services Group, Inc.	1,879,185
15,000	Iron Mountain, Inc.	375,150
56,000	Stericycle, Inc. (a)	4,531,520
		14,975,855
Chemicals - 1.5%
14,100	Potash Corp. of Saskatchewan, Inc.	2,183,103

Communications Equipment - 1.1%
45,100	ADTRAN, Inc.	1,633,071

Computer Software - 6.0%
140,000	ANSYS, Inc. (a)	7,289,800
73,500	DealerTrack Holdings, Inc. (a)	1,475,145
		8,764,945
Data Networking - 1.4%
100,000	Cisco Systems, Inc. (a)	2,023,000

Distribution and Industrial Supplies - 7.9%
23,000	Beacon Roofing Supply, Inc. (a)	411,010
186,000	Fastenal Co.	11,143,260
		11,554,270
Educational Services - 3.1%
50,000	American Public Education, Inc. (a)	1,862,000
36,000	K12, Inc. (a)	1,031,760
210,000	National American University Holdings, Inc.	1,541,400
		4,435,160
Electronics - 3.7%
80,000	Intel Corp.	1,682,400
92,000	Trimble Navigation, Ltd. (a)	3,673,560
		5,355,960
Energy Equipment and Services - 8.6%
53,000	Core Laboratories NV	4,719,650
80,000	Schlumberger, Ltd.	6,680,000
25,000	Unit Corp. (a)	1,162,000
		12,561,650
Energy Sources - 6.2%
28,000	Apache Corp.	3,338,440
120,000	Ultra Petroleum Corp. (a)	5,732,400
		9,070,840
Financial Services - 8.1%
136,000	T. Rowe Price Group, Inc.	8,777,440
42,000	Visa, Inc., Class A	2,955,960
		11,733,400
Industrial Applications - 7.2%
69,000	II-VI, Inc. (a)	3,198,840
95,000	Roper Industries, Inc.	7,260,850
		10,459,690
Infrastructure - 4.1%
130,000	Jacobs Engineering Group, Inc. (a)	5,960,500

Insurance - 2.3%
8,800	Markel Corp. (a)	3,327,544

Life Sciences - 9.7%
152,000	IDEXX Laboratories, Inc. (a)	10,521,440
56,000	Techne Corp.	3,677,520
		14,198,960
Medical Products - 3.8%
160,000	ResMed, Inc. (a)	5,542,400

Pharmaceuticals - 4.8%
34,000	Alcon, Inc.	5,555,600
27,500	Teva Pharmaceutical Industries, Ltd., ADR	1,433,575
		6,989,175
Wireless Telecommunication Services - 7.8%
44,000	American Tower Corp., Class A (a)	2,272,160
185,000	QUALCOMM, Inc.	9,155,650
		11,427,810
Total Common Stock (Cost $111,738,639)	143,675,833

Total Investments - 98.6% (Cost $111,738,639)*	$143,675,833
Other Assets & Liabilities, Net – 1.4%	2,082,876
Net Assets – 100.0%	$145,758,709

ADR American Depository Receipt
(a) Non-income producing security.

See Notes to Financial Statements.	13	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

*Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$33,563,543
Gross Unrealized Depreciation	(1,626,349)
Net Unrealized Appreciation	$31,937,194

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$143,675,833
Level 2 – Other Significant Observable Inputs	-
Level 3 – Significant Unobservable Inputs	-
Total Investments	$143,675,833

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Biotechnology	1.0%
Business Services	10.3%
Chemicals	1.5%
Communications Equipment	1.1%
Computer Software	6.0%
Data Networking	1.4%
Distribution and Industrial Supplies	7.9%
Educational Services	3.1%
Electronics	3.7%
Energy Equipment and Services	8.6%
Energy Sources	6.2%
Financial Services	8.1%
Industrial Applications	7.2%
Infrastructure	4.1%
Insurance	2.3%
Life Sciences	9.7%
Medical Products	3.8%
Pharmaceuticals	4.8%
Wireless Telecommunication Services	7.8%
Other Assets & Liabilities, Net	1.4%
100.0%

See Notes to Financial Statements.	14	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2010

ASSETS
Total investments, at value (Cost $111,738,639)	$143,675,833
Cash	2,755,650
Receivables:
Dividends and interest	25,960
Prepaid expenses	11,124
Total Assets	146,468,567

LIABILITIES
Payables:
Fund shares redeemed	386,905
Accrued Liabilities:
Investment adviser fees	293,275
Trustees’ fees and expenses	246
Fund service fees	17,920
Compliance services fees	2,267
Other expenses	9,245
Total Liabilities	709,858

NET ASSETS	$145,758,709

COMPONENTS OF NET ASSETS
Paid-in capital	$164,099,752
Distributions in excess of net investment income	(163,663)
Accumulated net realized loss	(50,114,574)
Net unrealized appreciation	31,937,194
NET ASSETS	$145,758,709
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,836,859
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.49

See Notes to Financial Statements.	15	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2010

INVESTMENT INCOME
Dividend income (Net foreign withholding taxes of $7,046)	$578,175
Interest income	324
Total Investment Income	578,499

EXPENSES
Investment adviser fees	674,690
Fund service fees	95,692
Custodian fees	6,748
Registration fees	10,276
Professional fees	27,062
Trustees’ fees and expenses	2,392
Compliance services fees	16,585
Miscellaneous expenses	17,129
Total Expenses	850,574
Fees waived and expenses reimbursed	(108,412)
Net Expenses	742,162

NET INVESTMENT LOSS	(163,663)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,860,686
Net change in unrealized appreciation (depreciation) on investments	28,110,019
NET REALIZED AND UNREALIZED GAIN	31,970,705
INCREASE IN NET ASSETS FROM OPERATIONS	$31,807,042

See Notes to Financial Statements.	16	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2010	For the Year Ended June 30, 2010
OPERATIONS
Net investment loss	$(163,663)	$(382,531)
Net realized gain (loss)	3,860,686	(2,113,144)
Net change in unrealized appreciation (depreciation)	28,110,019	24,741,061
Increase in Net Assets Resulting from Operations	31,807,042	22,245,386

CAPITAL SHARE TRANSACTIONS
Sale of shares	12,854,633	17,578,723
Redemption of shares	(22,507,794)	(33,610,580)
Decrease in Net Assets from Capital Share Transactions	(9,653,161)	(16,031,857)
Increase in Net Assets	22,153,881	6,213,529

NET ASSETS
Beginning of Period	123,604,828	117,391,299
End of Period (Including line (a))	$145,758,709	$123,604,828

SHARE TRANSACTIONS
Sale of shares	908,547	1,341,457
Redemption of shares	(1,543,976)	(2,603,088)
Decrease in Shares	(635,429)	(1,261,631)

(a) Distributions in excess of net investment income.	$(163,663)	$-

See Notes to Financial Statements.	17	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended December		For the Years Ended June 30,
	31, 2010		2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning
of Period	$13.05		$10.94	$16.20	$17.25	$15.11	$13.14
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.04)	(0.03)	(0.05)	(0.04)	(0.03)
Net realized and unrealized
gain (loss)	3.46		2.15	(4.96)	(0.76)	2.35	2.10
Total from Investment
Operations	3.44		2.11	(4.99)	(0.81)	2.31	2.07
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—		—	(0.27)	(0.24)	(0.17)	(0.10)
NET ASSET VALUE, End
of Period	$16.49		$13.05	$10.94	$16.20	$17.25	$15.11
TOTAL RETURN	26.36	%(b)	19.29%	(30.64)%	(4.88)%	15.42%	15.77%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$145,759	$123,605		$117,391	$243,183	$142,896	$77,994
Ratios to Average Net Assets:
Net investment loss	(0.24	)%(c)	(0.29)%	(0.25)%	(0.31)%	(0.23)%	(0.18)%
Net expense	1.10	%(c)	1.10%	1.10%	1.15%	1.20%	1.25%
Gross expense (d)	1.26	%(c)	1.27%	1.26%	1.19%	1.36%	1.51%
PORTFOLIO TURNOVER RATE	10	%(b)	8%	16%	21%	17%	25%

(a)				Calculated based on average shares outstanding during the period.
(b)				Not annualized.
(c)				Annualized.
(d)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 1. Organization

The DF Dent Premier Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

19	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the three-year period ended June 30, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

20	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through October 31, 2011, to the extent that annual operating expenses exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the six months ended December 31, 2010, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$104,511	$3,901	$108,412

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the six months ended December 31, 2010, were $13,423,468 and $25,003,536, respectively.

21	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

Capital and Other Losses	$(53,901,130)
Unrealized Appreciation	3,753,045
Total	$(50,148,085)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and post-October losses.

For tax purposes, the prior year post-October loss was $1,100,026 (realized during the period November 1, 2009 through June 30, 2010). This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, July 1, 2010.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

22	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

Investment Advisory Agreement Approval

At the September 9, 2010 Board meeting, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”).  In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition.  Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser  with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compare to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser  from its relationship with the Fund.  In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors.  In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments as well as the investment philosophy and decision-making processes of those professionals and; the capability and integrity of the Adviser’s senior management and staff. The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser.

The Board also considered the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

23	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

Performance

The Board reviewed performance of the Fund and the Adviser’s discussion of its investment philosophy. The Board noted that the Fund outperformed the S&P 500 by 4.9% for the fiscal year ended June 30, 2010 and that the Fund returned 19.29% for the same period. The Board concluded that the Fund’s performance was reasonable in comparison to its peers and benchmark and that the Fund could benefit from the Adviser’s management of the Fund.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate was higher than the median advisory fee rate of its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was 0.12% above the median of its Lipper Inc. peer groups. The Board considered that the Adviser had agreed to contractually limit certain advisory expenses and, as necessary, reimburse Fund expenses through October 31, 2011. The Board recognized that it was difficult to compare expense ratios because of variations between the services to be provided by the Adviser and by advisers within the Fund’s Lipper Inc. peer group funds. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable in light of the services it provides to the Fund.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund other than the benefit of increased exposure to the public. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

24	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

 Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 866-233-3368 and on the SEC’s website at www.sec.gov.  The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 866-233-3368 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010, through December 31, 2010.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line  in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

25	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND ADDITIONAL INFORMATION DECEMBER 31, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Actual	$1,000.00	$1,263.60	$6.28	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

26	DF DENT PREMIER GROWTH FUND

DF DENT PREMIER GROWTH FUND

NASDAQ TICKER SYMBOL
DFDPX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.
Two East Read Street
Baltimore, MD 21202
www.dfdent.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
(866) 2DF-DENT

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

221-SAR-1210

GOLDEN
CAPITAL MANAGEMENT

SEMI-ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

December 31, 2010
(Unaudited)

GOLDEN FUNDS PERFORMANCE CHARTS AND ANALYSIS DECEMBER 31, 2010

The following charts reflect the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Golden Large Cap Core Fund and Golden Small Cap Core Fund (each a “Fund” and, collectively, the “Funds”) compared with broad-based securities market indices. The Golden Large Cap Core Fund is compared to its benchmark, the Standard and Poor’s 500 Index (“S&P 500”).  The Golden Small Cap Core Fund is compared to its primary benchmark, the Russell 2000 Index (“Russell 2000”), and the S&P SmallCap 600 Index (“S&P SmallCap 600”), its secondary benchmark.  The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The Russell 2000, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P SmallCap 600 is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader smallcap universe. The total return of the indices include reinvestment of dividends and income. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Indices are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 206-8610. As stated in the Funds’ prospectus, the annual operating expense ratios (gross) are 0.70% and 0.95% for Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. The Funds’ adviser has agreed to contractually waive a portion of its fees and to reimburse expenses through October 31, 2011, such that total operating expenses do not exceed 0.70% and 0.95% for Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

GOLDEN LARGE CAP CORE FUND vs. S&P 500 INDEX			GOLDEN SMALL CAP CORE FUND Vs. RUSSELL 2000 INDEX AND S&P SMALLCAP 600 INDEX
Average Annual Total Return On 12/31/10	1 Year	Since Inception (09/13/05)	Average Annual Total Return On 12/31/10	1 Year	Since Inception (09/13/05)
Golden Large Cap Core Fund:	12.00%	1.76%	Golden Small Cap Core Fund:	22.72%	0.37%
S&P 500 Index:	15.06%	2.53%	Russell 2000 Index:	26.86%	4.30%
Investment Value on 12/31/10			S&P Small Cap 600 Index:	26.31%	4.44%
Golden Large Cap Core Fund:	$10,968		Investment Value on 12/31/10
S&P 500 Index:	$11,417		Golden Small Cap Core Fund:	$10,198
			Russell 2000 Index:	$12,497
			S&P Small Cap 600 Index:	$12,588

1

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

Shares	Security Description	Value

Common Stock - 98.7%
Consumer Discretionary - 10.7%
222,875	Ford Motor Co. (a)	$3,742,071
101,915	Home Depot, Inc.	3,573,140
45,510	NIKE, Inc., Class B	3,887,464
62,835	Ross Stores, Inc.	3,974,314
139,555	The Gap, Inc.	3,089,748
		18,266,737
Consumer Staples - 7.4%
99,240	CVS Caremark Corp.	3,450,575
48,145	The Procter & Gamble Co.	3,097,168
166,015	Tyson Foods, Inc., Class A	2,858,778
59,230	Wal-Mart Stores, Inc.	3,194,274
		12,600,795
Energy - 12.6%
38,890	Chevron Corp.	3,548,712
39,260	Cimarex Energy Co.	3,475,688
49,375	ConocoPhillips	3,362,438
40,150	Exxon Mobil Corp.	2,935,768
101,050	Halliburton Co.	4,125,871
41,430	Occidental Petroleum Corp.	4,064,283
		21,512,760
Financials - 13.7%
56,315	ACE, Ltd.	3,505,609
66,050	Ameriprise Financial, Inc.	3,801,177
737,095	Citigroup, Inc. (a)	3,486,459
69,095	JPMorgan Chase & Co.	2,931,010
41,800	PartnerRe, Ltd.	3,358,630
49,475	PNC Financial Services Group, Inc.	3,004,122
133,575	Unum Group	3,235,187
		23,322,194
Health Care - 12.5%
51,040	Amgen, Inc. (a)	2,802,096
113,885	Bristol-Myers Squibb Co.	3,015,675
88,375	Cardinal Health, Inc.	3,385,646
94,320	Forest Laboratories, Inc. (a)	3,016,354
41,455	Johnson & Johnson	2,563,992
48,970	McKesson Corp.	3,446,509
51,135	Medco Health Solutions, Inc. (a)	3,133,041
		21,363,313
Industrials - 12.2%
38,920	3M Co.	3,358,796
72,640	Danaher Corp.	3,426,429
186,880	General Electric Co.	3,418,035
85,980	Tyco International, Ltd.	3,563,011
35,425	Union Pacific Corp.	3,282,481
48,015	United Technologies Corp.	3,779,741
		20,828,493

Materials - 3.9%
64,320	International Flavors & Fragrances, Inc.	3,575,549
120,390	Sealed Air Corp.	3,063,925
		6,639,474
Technology - 22.1%
11,745	Apple, Inc. (a)	3,788,467
134,250	Cisco Systems, Inc. (a)	2,715,878
167,620	Corning, Inc.	3,238,418
63,080	Hewlett-Packard Co.	2,655,668
115,670	IAC/InterActiveCorp. (a)	3,319,729
25,215	IBM Corp.	3,700,553
150,865	Intel Corp.	3,172,691
115,940	Microsoft Corp.	3,237,045
123,945	Oracle Corp.	3,879,479
122,605	Texas Instruments, Inc.	3,984,662
117,110	Tyco Electronics, Ltd.	4,145,694
		37,838,284
Telecommunications - 2.0%
96,735	Verizon Communications, Inc.	3,461,178

Utilities - 1.6%
91,125	Constellation Energy Group, Inc.	2,791,159

Total Common Stock (Cost $140,512,904)	168,624,387

Total Investments - 98.7% (Cost $140,512,904)*	$168,624,387
Other Assets & Liabilities, Net – 1.3%	2,235,932
Net Assets – 100.0%	$170,860,319

(a)	Non-income producing security.

* Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$29,036,265
Gross Unrealized Depreciation	(924,782)
Net Unrealized Appreciation	$28,111,483

See Notes to Financial Statements.	2

GOLDEN LARGE CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2- Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$168,624,387
Level 2 – Other Significant Observable Inputs	-
Level 3 – Significant Unobservable Inputs	-
Total Investments	$168,624,387

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	10.7%
Consumer Staples	7.4%
Energy	12.6%
Financials	13.7%
Health Care	12.5%
Industrials	12.2%
Materials	3.9%
Technology	22.1%
Telecommunications	2.0%
Utilities	1.6%
Other Assets & Liabilities, Net	1.3%
100.0%

See Notes to Financial Statements.	3

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

Shares	Security Description	Value

Common Stock - 98.9%
Consumer Discretionary - 15.0%
36,982	Aeropostale, Inc. (a)	$911,236
27,430	Big Lots, Inc. (a)	835,518
34,955	Carter's, Inc. (a)	1,031,522
18,270	Cracker Barrel Old Country Store, Inc.	1,000,648
81,275	Ruby Tuesday, Inc. (a)	1,061,452
108,685	Sally Beauty Holdings, Inc. (a)	1,579,193
20,945	The Warnaco Group, Inc. (a)	1,153,441
20,735	Tupperware Brands Corp.	988,437
28,620	Wolverine World Wide, Inc.	912,406
		9,473,853
Energy - 6.1%
40,110	Complete Production Services, Inc. (a)	1,185,250
27,680	Holly Corp.	1,128,514
24,290	Oil States International, Inc. (a)	1,556,746
		3,870,510
Financials - 15.8%
34,970	American Financial Group, Inc.	1,129,181
30,415	Aspen Insurance Holdings, Ltd.	870,477
35,050	DuPont Fabros Technology, Inc. REIT	745,514
45,645	Ezcorp, Inc., Class A (a)	1,238,349
25,445	Harleysville Group, Inc.	934,849
102,350	Meadowbrook Insurance Group, Inc.	1,049,088
23,305	National Health Investors, Inc. REIT	1,049,191
16,095	ProAssurance Corp. (a)	975,357
21,235	StanCorp Financial Group, Inc.	958,548
20,565	World Acceptance Corp. (a)	1,085,832
		10,036,386
Health Care - 16.4%
41,160	American Medical Systems Holdings, Inc. (a)	776,278
16,230	Chemed Corp.	1,030,767
18,205	Emergency Medical Services Corp. (a)	1,176,225
34,565	Endo Pharmaceuticals Holdings, Inc. (a)	1,234,316
38,190	Healthspring, Inc. (a)	1,013,181
41,425	Impax Laboratories, Inc. (a)	833,057
53,975	Kindred Healthcare, Inc. (a)	991,521
14,315	Mednax, Inc. (a)	963,256
32,675	Par Pharmaceutical Cos., Inc. (a)	1,258,314
62,880	Viropharma, Inc. (a)	1,089,082
		10,365,997

Industrials - 16.5%
50,160	Acacia Research Corp. (a)	1,301,150
10,845	Amerco, Inc. (a)	1,041,554
35,500	Chart Industries, Inc. (a)	1,199,190
18,790	Consolidated Graphics, Inc. (a)	910,000
26,620	Crane Co.	1,093,283
47,755	Deluxe Corp.	1,099,320
34,675	EMCOR Group, Inc. (a)	1,004,882
58,455	Genco Shipping & Trading, Ltd. (a)	841,752
30,680	Powell Industries, Inc. (a)	1,008,758
70,105	The Dolan Co. (a)	975,862
		10,475,751
Materials - 4.9%
52,110	Buckeye Technologies, Inc.	1,094,831
20,210	Cytec Industries, Inc.	1,072,342
17,085	Rock-Tenn Co., Class A	921,736
		3,088,909
Technology - 22.7%
19,900	Anixter International, Inc. (a)	1,188,627
61,440	Arris Group, Inc. (a)	689,357
17,115	CACI International, Inc., Class A (a)	913,941
32,765	InterDigital, Inc. (a)	1,364,335
33,310	j2 Global Communications, Inc. (a)	964,324
219,515	Magma Design Automation, Inc. (a)	1,099,770
74,030	Power-One, Inc. (a)	755,106
51,775	QLogic Corp. (a)	881,210
82,210	Sanmina-SCI Corp. (a)	943,771
104,680	Seachange International, Inc. (a)	895,014
19,780	Silicon Laboratories, Inc. (a)	910,276
46,740	Skyworks Solutions, Inc. (a)	1,338,166
71,460	TIBCO Software, Inc. (a)	1,408,477
23,175	Veeco Instruments, Inc. (a)	995,598
		14,347,972
Utilities - 1.5%
26,540	IDACORP, Inc.	981,449

Total Common Stock (Cost $46,757,496)	62,640,827

Total Investments - 98.9% (Cost $46,757,496)*	$62,640,827
Other Assets & Liabilities, Net – 1.1%	691,167
Net Assets – 100.0%	$63,331,994

REIT	Real Estate Investment Trust
(a)	Non-income producing security.

See Notes to Financial Statements.	4

GOLDEN SMALL CAP CORE FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2010

*	Cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation on investments consists of:

Gross Unrealized Appreciation	$16,499,632
Gross Unrealized Depreciation	(616,301)
Net Unrealized Appreciation	$15,883,331

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2- Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$62,640,827
Level 2 – Other Significant Observable Inputs	-
Level 3 – Significant Unobservable Inputs	-
Total Investments	$62,640,827

The Level 1 inputs displayed in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	15.0%
Energy	6.1%
Financials	15.8%
Health Care	16.4%
Industrials	16.5%
Materials	4.9%
Technology	22.7%
Utilities	1.5%
Other Assets & Liabilities, Net	1.1%
100.0%

See Notes to Financial Statements.	5

GOLDEN FUNDS STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2010

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Total investments, at value (Cost $140,512,904 and $46,757,496, respectively)	$168,624,387	$62,640,827
Cash	4,144,959	489,921
Receivables:
Fund shares sold	83,587	10,000
Investment securities sold	40,024	708,669
Dividends and interest	164,344	42,702
Total Assets	173,057,301	63,892,119

LIABILITIES
Payables:
Fund shares redeemed	19,267	476,140
Distributions payable	2,092,597	-
Accrued Liabilities:
Investment adviser fees	84,716	83,740
Trustees’ fees and expenses	402	245
Total Liabilities	2,196,982	560,125

NET ASSETS	$170,860,319	$63,331,994

COMPONENTS OF NET ASSETS
Paid-in capital	$164,827,090	122,824,135
Undistributed (distributions in excess of) net investment income	50,764	$(4,973)
Accumulated net realized loss	(22,129,018)	(75,370,499)
Net unrealized appreciation	28,111,483	15,883,331
NET ASSETS	$170,860,319	$63,331,994
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	16,450,987	6,272,584
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.39	$10.10

See Notes to Financial Statements.	6

GOLDEN FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2010

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income	$1,523,502	$603,307
Interest income	1,721	1,760
Total Investment Income	1,525,223	605,067

EXPENSES
Investment adviser fees	589,617	610,040
Trustees' fees and expenses	3,118	2,053
Total Expenses	592,735	612,093
Fees waived and expenses reimbursed	(3,118)	(2,053)
Net Expenses	589,617	610,040

NET INVESTMENT INCOME (LOSS)	935,606	(4,973)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	5,269,423	19,258,103
Net change in unrealized appreciation (depreciation) on investments	25,072,063	8,767,291
NET REALIZED AND UNREALIZED GAIN	30,341,486	28,025,394
INCREASE IN NET ASSETS FROM OPERATIONS	$31,277,092	$28,020,421

See Notes to Financial Statements.	7

GOLDEN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		SHARES		SHARES
NET ASSETS JUNE 30, 2009	$160,219,326		$131,370,220
OPERATIONS
Net investment income (loss)	2,345,907		(491,417)
Net realized gain (loss)	2,578,522		(5,756,756)
Net change in unrealized appreciation (depreciation)	12,112,622		24,576,062
Increase in Net Assets Resulting from Operations	17,037,051		18,327,889

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,369,453)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	18,952,857	2,076,332	6,729,637	849,798
Reinvestment of distributions	56,677	6,036	-	-
Redemption of shares	(37,184,262)	(4,027,815)	(52,192,891)	(6,485,348)
Decrease in Net Assets from Capital Share Transactions	(18,174,728)	(1,945,447)	(45,463,254)	(5,635,550)
Decrease in Net Assets	(3,507,130)		(27,135,365)

NET ASSETS JUNE 30, 2010 (Including line (a))	$156,712,196		$104,234,855
OPERATIONS
Net investment income (loss)	935,606		(4,973)
Net realized gain	5,269,423		19,258,103
Net change in unrealized appreciation (depreciation)	25,072,063		8,767,291
Increase in Net Assets Resulting from Operations	31,277,092		28,020,421

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,092,596)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,136,259	445,998	1,611,640	182,867
Reinvestment of distributions	43,587	4,195	-	-
Redemption of shares	(19,216,219)	(1,969,519)	(70,534,922)	(7,106,599)
Decrease in Net Assets from Capital Share Transactions	(15,036,373)	(1,519,326)	(68,923,282)	(6,923,732)
Increase (Decrease) in Net Assets	14,148,123		(40,902,861)

NET ASSETS DECEMBER 31, 2010 (Including line (b))	$170,860,319		$63,331,994

(a) Undistributed net investment income June 30, 2010	$1,207,754		$-
(b) Undistributed (distributions in excess of) net investment income December 31, 2010	$50,764		$(4,973)

See Notes to Financial Statements.	8

GOLDEN FUNDS FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2010	For the Year Ended June 30, 2010		For the Year Ended June 30, 2009	For the Year Ended June 30, 2008	For the Year Ended June 30, 2007	September 13, 2005 (a) through June 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$8.72		$8.04	$10.82	$12.24	$10.31	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.05		0.12	0.14	0.12	0.10	0.11
Net realized and unrealized gain (loss)	1.75		0.69	(2.81)	(1.45)	1.88	0.23	(c)
Total from Investment Operations	1.80		0.81	(2.67)	(1.33)	1.98	0.34
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)		(0.13)	(0.11)	(0.09)	—	—
Net realized gain	—		—	—	— (d)	(0.05)	(0.03)
Total Distributions to Shareholders	(0.13)		(0.13)	(0.11)	(0.09)	(0.05)	(0.03)
NET ASSET VALUE, End of Period	$10.39		$8.72	$8.04	$10.82	$12.24	$10.31
TOTAL RETURN	20.61	%(e)	9.90%	(24.65)%	(10.90)%	19.20%	3.39	%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$170,860	$156,712		$160,219	$133,917	$129,124	$21,563
Ratios to Average Net Assets:
Net investment income	1.11	%(f)	1.33%	1.66%	1.06%	0.89%	1.36	%(f)
Net expense	0.70	%(f)	0.70%	0.70%	0.70%	0.70%	0.70	%(f)
Gross expense (g)	0.70	%(f)	0.70%	0.70%	0.70%	0.71%	0.72	%(f)
PORTFOLIO TURNOVER RATE	29	%(e)	49%	40%	46%	56%	120	%(e)
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$7.90		$6.98	$11.09	$13.60	$11.40	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	—	(d)	(0.03)	(0.02)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	2.20		0.95	(4.09)	(2.36)	2.24	1.41	(c)
Total from Investment Operations	2.20		0.92	(4.11)	(2.40)	2.20	1.40
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	—		—	—	(0.11)	—	—
NET ASSET VALUE, End of Period	$10.10		$7.90	$6.98	$11.09	$13.60	$11.40
TOTAL RETURN	27.85	%(e)	13.18%	(37.06)%	(17.66)%	19.30%	14.00	%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$63,332	$104,235		$131,370	$209,709	$197,131	$24,837
Ratios to Average Net Assets:
Net investment loss	(0.01	)%(f)	(0.39)%	(0.28)%	(0.38)%	(0.30)%	(0.11	)%(f)
Net expense	1.10	%(f)	1.10%	1.10%	1.10%	1.10%	1.10	%(f)
Gross expense (g)	1.10	%(f)	1.10%	1.10%	1.11%	1.11%	1.11	%(f)
PORTFOLIO TURNOVER RATE	28	%(e)	55%	95%	72%	55%	41	%(e)
(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during the period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)				Less than $0.01 per share.
(e)				Not annualized.
(f)				Annualized.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 1. Organization

The Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of December 31, 2010, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

10

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after a fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund’s federal tax returns filed in the three-year period ended June 30, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Golden Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to each Fund and is obligated to pay all expenses to each Fund except portfolio transaction expenses, any expenses it is authorized to pay under Rule 12b-1, borrowing costs, interest, taxes, extraordinary and non-recurring expenses and certain compensation and expenses of the Board.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman).  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2011, to limit total annual operating expenses to 0.70% for Institutional Shares and 0.95% for Investor Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2011, to limit total annual operating expenses to 1.10% for Institutional Shares and 1.35% for Investor Shares of average daily net assets of each respective class of the Golden Small Cap Core Fund. For the period ended December 31, 2010, fees waived and reimbursed were as follows:

12

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$3,118
Golden Small Cap Core Fund	2,053

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2010, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$47,416,568	$64,129,362
Golden Small Cap Core Fund	28,371,107	96,494,414

Note 6. Federal Income Tax and Investment Transactions

As of June 30, 2010, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
Golden Large Cap Core Fund	$1,207,754	$(27,239,574)	$2,880,553	$(23,151,267)
Golden Small Cap Core Fund	—	(92,216,059)	4,703,497	(87,512,562)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of June 30, 2010, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

	2016	2017	2018
Golden Large Cap Core Fund	$1,112,578	$11,054,975	$15,072,021
Golden Small Cap Core Fund	2,562,878	32,082,637	57,570,544

13

GOLDEN FUNDS NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2010

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

14

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2010

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.  Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010, through December 31, 2010.

Actual Expenses – The first line in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line  in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.   The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

15

GOLDEN FUNDS ADDITIONAL INFORMATION DECEMBER 31, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Golden Large Cap Core Fund
Actual	$1,000.00	$1,206.10	$3.89	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Golden Small Cap Core Fund
Actual	$1,000.00	$1,278.48	$6.32	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

* Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

16

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date:	February 25, 2011

/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	February 25, 2011